Riverview BANCORP, INC.


NE 3rd Ave
Riverview
COMMUNITY BANK

Kevin Lycklama
President and Chief Executive Officer

David Lam
Executive Vice President and Chief Financial Officer

Dan Cox
Executive Vice President and Chief Credit Officer

Investor Presentation
February 2021

NASDAQ: RVSB

Riverview BANCORP, INC.

Board of Directors

Patrick Sheaffer
Gerald L. Nies
Bradley J. Carlson
John A. Karas
Stacey A. Graham
Kevin J. Lycklama
Jerry C. Olson
Bess R. Wills
Patricia W. Eby

Leadership Team

Kevin J. Lycklama, *President & CEO*
Kim J. Capeloto, *Executive VP & CBO*
Daniel D. Cox, *Executive VP & CCO*
David Lam, *Executive VP & CFO*
Stephen Plambeck, *Executive VP & CLO*
Christopher P. Cline, *President & CEO of Riverview Trust Company*

Forward-Looking Statements

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to: the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in Riverview Bancorp, Inc. ("Company") or "RVSB" the Company's allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in the Company's market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, the Company's net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in the Company's market areas; secondary market conditions for loans and the Company's ability to sell loans in the secondary market; results of examinations of us by the Office of Comptroller of the Currency or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase the Company's reserve for loan losses, write-down assets, change Riverview Community Bank's regulatory capital position or affect the Company's ability to borrow funds or maintain or increase deposits, which could adversely affect its liquidity and earnings; legislative or regulatory changes that adversely affect the Company's business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; the Company's ability to attract and retain deposits; further increases in premiums for deposit insurance; the Company's ability to control operating costs and expenses; the use of estimates in determining fair value of certain of the Company's assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risks associated with the loans on the Company's balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect the Company's workforce and potential associated charges; computer systems on which the Company depends could fail or experience a security breach; the Company's ability to retain key members of its senior management team; costs and effects of litigation, including settlements and judgments; the Company's ability to successfully integrate any assets, liabilities, customers, systems, and management personnel it may in the future acquire into its operations and the Company's ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; the Company's ability to pay dividends on its common stock; and interest or principal payments on its junior subordinated debentures; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; other economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products and services and the other risks described from time to time in our filings with the Securities and Exchange Commission ("SEC").

Such forward-looking statements may include projections. Any such projections were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants or the SEC regarding projections and forecasts nor have such projections been audited, examined or otherwise reviewed by independent auditors of the Company. In addition, such projections are based upon many estimates and inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of management of the Company. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by the Company that the projections will prove to be correct.

The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2021 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company's operating and stock price performance.

Riverview Branch Locations



Longview
Monument
National Forest
Seaside
Cannon Beach
St Helens
Goldendale
Stevenson
Arlington
Vancouver
Forest Grove
Hillsboro
Odell
The Dalles
Portland
Moro
Beaverton
Tigard
Oregon City
Newberg
Beaver
Condon
McMinnville
Woodburn
Mount Hood National Forest
Maupin
Lincoln City
Fossil
Dallas
Salem
Warm Springs Indian Reservation
Opal Creek Wilderness
Lincoln Beach
Monmouth
Stayton
Warm Springs
Ashwood
Albany
Madras
Newport
Corvallis
Mitchell

- Established in 1923
- Publicly traded on NASDAQ: RVSB
- Total Assets of $1.44B
- A total of 17 branches, including 13 in the Portland-Vancouver area, and 3 lending centers
- Riverview Trust Company - $1.3 Billion AUM

Corporate History

1923	1971	1993	1997	2005	2007	2017	2020
• Clarke County Savings and Loan was founded	• Rebranded to Riverview Savings Association	• Began trading on NASDAQ	• Riverview Bancorp, Inc. established and rebranded to Riverview Community Bank	• Acquisition of Today's Bancorp	• Acquisition of American Pacific Bank	• Acquisition of MBank	• Announced and completed stock repurchase plan

Third Quarter Highlights – December 31, 2020

- EPS of $0.18 compared to $0.18 for the comparable quarter one year ago
- Net Income of $4.0 million compared to $4.1 million for the comparable quarter one year ago
- PTPP (non-GAAP) income was $5.2 million compared to $5.0 million in the preceding quarter and $5.4 million for the third quarter a year ago.
- Net interest margin of 3.40% compared to 3.33% for the preceding quarter and 4.23% compared to the third quarter a year ago.
- Loan modifications decreased by $2.7 million, or 5.4%, and were mainly concentrated in our hotel/motel portfolio. Loan modifications totaled $47.5 million, or 5.6% of total ex-PPP loans.
- Total loans were $931.5 million ($80.8 million PPP) compared to $886.5 million a year ago.
- Total deposits were $1.2 billion compared to $1.0 billion a year ago (24.9% increase).
- Cost of deposits declined to 0.18% for the quarter compared to 0.22% for the preceding quarter.

COVID-19 Industry Exposure – December 31, 2020

(Dollars in millions)

Loans to Industries with Higher Risk of COVID-19 Impact



Hotel / Motel
Retail Strip Centers
Restaurants / Fast Food
$107.5
$84.9
$14.4
$-
$25.0
$50.0
$75.0
$100.0
$125.0

Related COVID-19 Modifications



Hotel / Motel
Retail Strip Centers
Restaurants / Fast Food
$32.9
$6.8
$-
$-
$10.0
$20.0
$30.0
$40.0

Hotel / Motel: Weighted average LTV 53%, 1.93X DSCR

Retail Strip Centers: Weighted average LTV 52%, 1.61X DSCR

Restaurants / Fast Food: Weighted average LTV 55%, 1.82X DSCR

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

COVID-19 Response - Modifications

COVID Modifications as a Percent of Total Loans

(Dollars in thousands)


COVID Modifications
$47,460
5%
Remaining Portfolio
$884,008
95%

COVID Modifications by Industry


Hotel / Motel
$32,900
Count: 9
Retail strip centers
$6,793
Count: 3
Other - Commerical
$7,305
Count: 1
Consumer
$462
Count: 2

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

SBA PPP Loans

Originations

$116.4 million

As of December 31, 2020

$80.8 million

(Dollars in thousands)



Over $2,000,000
$21,937 ; 19%
Under $50,000
$8,671 ; 7%
$50,001 to $150,000
$21,633 ; 19%
$350,001 to $2,000,000
$40,191 ; 34%
$150,001 to $350,000
$23,996 ; 21%



Over $2,000,000
$19,216 ; 24%
Under $50,000
$7,833 ; 10%
$50,001 to $150,000
$16,605 ; 21%
$350,001 to $2,000,000
$23,814 ; 29%
$150,001 to $350,000
$13,317 ; 16%

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Total Assets



(Dollars in millions)
Millions
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$921.2
$1,133.9
$1,151.5
$1,156.9
$1,180.8
$1,436.2
2016
2017
2018
2019
2020
2021 FQ3

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Loan Growth



(Dollars in millions)
$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
5.50%
5.40%
5.30%
5.20%
5.10%
5.00%
4.90%
4.80%
4.70%
4.60%
4.50%
4.40%
$624.8
$779.4
$811.4
$876.1
$911.5
$931.5
4.76%
4.82%
5.07%
5.32%
5.25%
4.82%
2016
2017
2018
2019
2020
2021 FQ3
Total Loans
Yield on Loans

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Loan Composition – December 31, 2020



Loan Diversification
(in thousands)
Land
$12,125
Commerial business
$171,902
Multi-family
$42,167
Commercial real estate –
Non-Owner Occupied
$382,146
Commercial Real
Estate
$541,417
SBA PPP
$80,785
Real estate construction
$16,922
Commerical real estate -
Owner Occupied
$159,271
Other installment
$2,529
Real estate one-to-four family
$63,621

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Loan Composition – December 31, 2020



Commerical real estate - Non-Owner Occupied
Commerical real estate - Owner Occupied

CRE – Non-Owner Occupied



Single Purpose Facilities 9.3%
Commercial Construction 2.4%
Office Buildings 25.3%
Mini Storage 9.0%
Motel / Hotel 26.8%
Warehouse & Industrial 7.5%
Assisted Living Facilities 0.2%
Retail Strip Center 19.5%

CRE - Owner Occupied



Other 7.2%
Accommodation 3.2%
Arts & Entertainment 3.3%
Wholesale trade 7.8%
Construction 4.9%
Health Care 8.5%
Manufacturing 9.6%
Retail 26.1%
Other Services 4.5%
Real estate 16.1%
Professional 8.8%

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Deposit Growth


(Dollars in millions)
$1,300.0
$1,200.0
$1,100.0
$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
$779.8
$980.1
$995.7
$925.1
$990.4
$1,236.9
0.16%
0.14%
0.12%
0.10%
0.30%
0.18%
2016
2017
2018
2019
2020
2021 FQ3
Total Deposits
Cost of Deposits

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Attractive Deposit Mix



Non-interest bearing
31.8%
Regular savings
21.6%
Money market
17.1%
Certificates of deposit
10.3%
Interest checking
19.2%

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Shareholders' Equity

"Well-Capitalized"

Total Shareholders' Equity



160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
$108.3
$111.3
$116.9
$133.1
$148.8
$151.9
2016
2017
2018
2019
2020
2021 FQ3

Tangible Equity / Tangible Assets*



12%
9%
6%
3%
0%
9.2%
7.5%
7.9%
9.3%
10.5%
8.8%
2016
2017
2018
2019
2020
2021 FQ3

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.
* Shareholders equity net of intangible assets / Assets net of intangible assets.

Asset Quality

Dollars in thousands



$4,000
$2,000
$-
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.43%
0.35%
0.30%
0.17%
0.15%
0.04%
2016
2017
2018
2019
2020
2021 FQ3
Nonperforming Loans
Percent of Total Loans

Loan Loss Reserves / Total Loans



2.40%
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
1.58%
1.35%
1.33%
1.31%
1.38%
2.06%
2016
2017
2018
2019
2020
2021 FQ3

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Diluted Earnings Per Share



$0.80
$0.60
$0.40
$0.20
$-
$0.28
$0.33
$0.45
$0.76
$0.69
$0.32
2016
2017
2018
2019
2020
2021 FQ3

Financial data is presented for RVSB's Fiscal Year Ended March 31 for each respective year

Profitability

Return on Average Assets


2.00%
1.50%
1.00%
0.50%
0.00%
0.72%
0.76%
0.90%
1.51%
1.35%
0.67%
2016
2017
2018
2019
2020
2021 FQ3

Return on Average Equity


15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
5.93%
6.66%
8.78%
13.86%
10.96%
6.21%
2016
2017
2018
2019
2020
2021 FQ3

Financial data is presented for RVSB's Fiscal Year Ended March 31 for each respective year

Net Interest Income and Net Interest Margin


Dollars in thousands
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
$29,632
$34,123
$42,965
$47,054
$45,731
$33,721
3.72%
3.83%
4.12%
4.45%
4.26%
3.46%
2016
2017
2018
2019
2020
2021 FQ3
Net Interest Income
Net Interest Margin

Financial data is presented for RVSB's Fiscal Year Ended March 31 for each respective year

Noninterest Expense and Efficiency Ratio



Dollars in thousands
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
85.00%
75.00%
65.00%
55.00%
45.00%
35.00%
25.00%
77.62%
75.35%
$35,618
$35,699
$36,263
$32,981
$29,947
66.43%
61.38%
62.42%
63.44%
$26,628
2016
2017
2018
2019
2020
2021 FQ3
Noninterest Expense
Efficiency Ratio

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year

Shareholder Friendly Capital Management

- March 2016: Announced an increase in the quarterly cash dividend to $0.02 per share
- July 2017: Announced an increase in the quarterly cash dividend to $0.0225 per share
- December 2017: Announced an increase in the quarterly cash dividend to $0.03 per share
- July 2018: Announced an increase in the quarterly cash dividend to $0.035 per share
- December 2018: Announced an increase in the quarterly cash dividend to $0.04 per share
- July 2019: Announced an increase in the quarterly cash dividend to $0.045 per share
- December 2019: Announced an increase in the quarterly cash dividend to $0.05 per share
- February 2020: Announced Stock Repurchase Plan of 500,000 shares

	2016	2017	2018	2019	2020	2021 FQ3
Leverage Ratio	11.2%	10.2%	10.3%	11.6%	11.8%	9.8%
Tier 1 Risk-Based Capital Ratio	14.8%	12.8%	14.2%	15.6%	15.8%	16.3%
Total Capital Ratio	16.1%	14.1%	15.4%	16.9%	17.0%	17.6%
Common Shares Outstanding	22,507,890	22,510,890	22,570,179	22,607,712	22,544,285	22,345,235

Financial data is presented as of RVSBs Fiscal Year Ended March 31 for each respective year

Non-GAAP Measures

Pre-tax, pre-provision income

(Dollars in thousands)	Three Months Ended December 31, 2020	Three Months Ended September 30, 2020	Three Months Ended December 31, 2019	Nine Months Ended December 31, 2020	Nine Months Ended December 31, 2019
Net income (GAAP)	$ 4,035	$ 2,543	$ 4,128	$ 7,058	$ 12,854
Include: Provision for income taxes	1,199	704	1,279	1,989	3,850
Include: Provision for loan losses	-	1,800	-	6,300	-
Pre-tax, pre-provision income (non-GAAP)	$ 5,234	$ 5,047	$ 5,407	$ 15,347	$ 16,704